BRUNDAGE,
STORY AND ROSE
INVESTMENT TRUST


Semi-Annual Report
May 31, 1997
(Unaudited)


Short/Intermediate Term
Fixed-Income Fund

Equity Fund

Logo:
BRUNDAGE,
STORY AND ROSE
INVESTMENT TRUST
Investment Counsel Since 1932

BRUNDAGE,
STORY AND ROSE
INVESTMENT TRUST

312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES

Francis S. Branin, Jr.
Malcolm D. Clarke, Jr.
Cheryl L.Grandfield
Antoinette Geyelin Hoar
Jerome B. Lieber
William M.R. Mapel
James G. Pepper
Crosby R. Smith
Charles G. Watson

INVESTMENT ADVISER

Brundage, Story and Rose, LLC
One Broadway
New York, New York 10004

UNDERWRITER

Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT

Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICES

Nationwide: (Toll Free) 800-320-2212
Cincinnati: 513-629-2070

Letter To Shareholders

July 22, 1997

I am pleased to report to you on the progress of your investments over the first six months of fiscal 1997.

The Economy and Financial Markets

After two exceptional years for investors in 1995 and 1996, it seemed reasonable to expect the market to take a breather in 1997 and to consolidate its gains. In fact, during the first quarter, fears of higher interest rates and slowing profit growth started to take their toll after an early run-up, and stocks ended the quarter with little or no gain.

Shaking off its worries, the market bottomed early in April but for the three months ended June 1997 the stock market gain, as measured by the S&P, was 17.4%; this was the highest single quarterly gain since this incredible rally began in early 1995. What a difference a quarter makes! Perhaps more important to the long-term health of the market, the second quarter of 1997 was the first period since early 1996 during which the stocks of small and mid-sized companies began to participate significantly in the market's advance. While still lagging behind the major large capitalization companies, indices representing other than just the largest corporations showed much improved performance and have been a tonic to most investors.

As has been the case for the last two years, the engine behind higher stock prices continues to be the combined elixirs of strong corporate profits driven by a good economy, continuing low interest rates thanks to a lack of inflationary pressures and an attractive supply and demand equation for common stocks. We have discussed in detail a number of times over the last two years each of these three supports to the market - and each remains firmly in place. Economic growth was far stronger than most analysts expected in the first quarter, driving profits up. On the other hand, the economy cooled sufficiently during the second calendar quarter to keep inflationary pressures well under heel. Capital flows into common stocks, following a temporary spring lull, have also remained strong while the shrinkage of equity supply through corporate acquisitions and share buy-backs has continued.

Thus, we remain very close to that proverbial "best of both possible worlds" with economic growth strong enough to drive corporate profits upward, but not brisk enough to reignite inflation.

How High is Too High?

The questions that serious investors with more than only a short-term memory must ask are: is the market overvalued; what is a reasonable return to expect from investing in common stocks; and what are the most attractive areas in the market currently?

While stock prices currently are undeniably high relative to long-term historical benchmarks, merely looking at stock prices in this historical context without also focusing on the unique aspects of the current environment can be misleading. The current economic expansion, at 25 quarters so far, is the third longest since World War II, behind those of 1960 (34 quarters) and 1982 (30 quarters). Yet during this period, the economy has actually grown at a slower rate (2.8%) than during the longest two periods of extended growth. Despite this modest economic expansion, corporate profit growth has already passed the cumulative improvement in profits during the previous two longer expansions. Not only have earnings improved at a faster rate than the historical norm, but profitability continues to widen to rates far above levels achieved in prior economic expansions.

To some extent then, the current stock market advance can be seen as a quite logical reflection in equity prices of the generally improved profitability of corporate America. One has to ask, of course, whether the new found profitability in our economy is sustainable or, as we have discussed in past updates, is it being driven largely by the combined forces of heavy corporate write-offs in the early 1990's and ongoing share repurchases. While the last two factors have undeniably augmented corporate profitability, there are, in fact, tangible positive differences in American industry now versus earlier periods.

Unlike in the past, the current growth in corporate profits has been accomplished not through steadily rising prices but through real sales growth accompanied by significant gains in productivity and declining unit costs. The amazing cost savings realized by utilizing ever better and ever less expensive information technologies has been a powerful positive force and one which is, we believe, largely unrecognized in published economic statistics. There is a growing school of economic thought that embraces the theory that our economy has undergone a fundamental change - that "this time it is really different". While we do not believe that hundreds of years of economic history have been now rendered meaningless, we do feel that the extraordinary measures taken by U. S. corporations to improve their competitive positions deserve to be reflected in higher valuations for many companies and industries.

Notwithstanding the very positive forces at work in our economy and the very favorable current economic environment, we are at least somewhat concerned by the degree of enthusiasm in today's markets and by the extremely high valuations of a few very large and popular consumer growth stocks.

Brundage, Story and Rose Equity Fund

For the six months ended 5/31/97, your Equity Fund generated a very strong return of 12.3%, marking yet another period of extraordinary stock market strength. This performance is particularly gratifying in light of the fact that the market has been driven by a small group of very highly valued, perhaps overvalued, large capitalization companies which, because of the risks associated with these valuation levels, we have not emphasized in your Fund. Indeed, most broad measures of the market are not at the lofty heights of the S&P 500 Index and the Dow Jones Industrial Index. One popular index of small and mid-sized companies, the Russell 2000, generated a return of only 8.4% over the same six-month period.

The best performing areas in your Fund continue to be technology, financials and consumer staples, all driven by strong operating results. The portfolio has also profited from the ongoing trend toward corporate consolidation; a number of your investments have been acquired at prices which resulted in substantial profits. In terms of portfolio focus looking forward, to reiterate what we indicated above, we remain concentrated in mid-sized businesses which combine the attributes of good profitability with less lofty valuations than the market as a whole. From an industry standpoint, and again because of rising valuations in the marketplace, we have recently reduced our emphasis on technology while continuing to broaden our exposure to the consumer area and to companies benefiting from deregulatory trends.

Brundage, Story and Rose
Short/Intermediate Term Fund

Interest rates on notes and bonds climbed significantly during the six months ended 5/31/97. Two year and longer maturity Treasury issues increased in yield approximately 60 basis points, producing negative price changes for most bonds during the period. For example, three and five year maturity Treasuries experienced price declines of 1 to 3% during the six months ended 5/31/97. These negative price changes were even worse for ten and thirty year bonds which turned in 4 to 7% price declines.

The total return (price change plus interest income) for three year
Treasury bonds during the six months ended 5/31/97 was 1.36%, while the longer maturity five year and ten year maturity Treasury returns were .16% and (1.36%) respectively.

Your Fund's total return during the first six months of this fiscal year was 1.15%. This return, while low, was positive and compares favorably with Treasury bond returns of similar maturity to those held in the portfolio. The 30-day yield on the Fund at 5/31/97 was 6.09% which compares favorably to 3 month Treasury bills at 4.93%.

The Fund's favorable relative returns were due to the continued focus on individual bond selection by our portfolio managers, each focusing on a different sector of the bond market. In general, our issue-by-issue valuation led to a decline in Treasury and mortgage-backed holdings and increases in asset-backed and corporate bond weightings during the past six months.

In summary, we feel that both of your Funds are well-positioned relative to economic and market conditions as we look toward the balance of fiscal 1997.

Sincerely yours,



Malcolm D. Clarke, Jr.
President

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 1997 (Unaudited)

                                                                                              Short/
                                                                                        Intermediate
                                                                                                Term
                                                                                        Fixed-Income         Equity
                                                                                                Fund           Fund
ASSETS
Investments in securities:

        At amortized cost (original cost $31,564,100 and $20,337,676,
           respectively) ...........................................................     $31,600,998     $20,337,676
                                                                                         ===========     ===========
        At market value (Note 2) ...................................................     $31,508,423     $29,538,038
Investments in repurchase agreements (Note 2) ......................................         628,000       1,559,000
Cash ...............................................................................             547             931
Receivable for capital shares sold .................................................          38,780          18,856
Interest and principal paydowns receivable .........................................         357,708             439
Dividends receivable ...............................................................            --            47,886
Receivable for securities sold .....................................................            --           989,937
Other assets .......................................................................          11,614           5,449
                                                                                         -----------     -----------
        TOTAL ASSETS ...............................................................      32,545,072      32,160,536
                                                                                         -----------     -----------

LIABILITIES
Payable for capital shares redeemed ................................................          16,265          39,588
Dividends payable ..................................................................          33,143            --
Payable to affiliates (Note 4) .....................................................           9,550          25,957
Payable for securities purchased ...................................................            --           327,400
Other accrued expenses and liabilities .............................................           7,047          14,135
                                                                                         -----------     -----------
        TOTAL LIABILITIES ..........................................................          66,005         407,080
                                                                                         -----------     -----------
NET ASSETS .........................................................................     $32,479,067     $31,753,456
                                                                                         ===========     ===========
Net assets consist of:
Paid-in capital ....................................................................     $32,990,791     $20,801,339
Undistributed net investment income ................................................            --            23,299
Accumulated net realized gains (losses) from security transactions .................        (419,149)      1,728,456
Net unrealized appreciation/depreciation on investments ............................         (92,575)      9,200,362
                                                                                         -----------     -----------
Net assets .........................................................................     $32,479,067     $31,753,456
                                                                                         ===========     ===========
Shares of beneficial interest outstanding (unlimited number of shares
        authorized, no par value) (Note 5) .........................................       3,093,582       1,802,911
                                                                                         ===========     ===========
Net asset value, offering price and redemption price per share (Note 2) ............     $     10.50     $     17.61
                                                                                         ===========     ===========

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF OPERATIONS
For the Six Months Ended May 31, 1997 (Unaudited)

                                                                                              Short/
                                                                                        Intermediate
                                                                                                Term
                                                                                        Fixed-Income          Equity
                                                                                                Fund            Fund
INVESTMENT INCOME
         Interest ..................................................................      $1,067,368      $   25,191
         Dividends .................................................................            --           210,641
                                                                                          ----------      ----------
                  TOTAL INVESTMENT INCOME ..........................................       1,067,368         235,832
                                                                                          ----------      ----------
EXPENSES
         Investment advisory fees (Note 4) .........................................          81,550          92,232
         Administrative services fees (Note 4) .....................................          32,761          28,483
         Accounting services fees (Note 4) .........................................          18,000          16,200
         Professional fees .........................................................           8,083           8,083
         Transfer agent and shareholder service fees (Note 4) ......................           7,200           7,200
         Registration fees .........................................................           7,415           6,240
         Trustees' fees and expenses ...............................................           6,289           6,289
         Insurance expense .........................................................           4,385           3,660
         Postage and supplies ......................................................           3,188           2,991
         Reports to shareholders ...................................................           2,217           2,435
         Custodian fees ............................................................           2,085           1,981
         Pricing expense ...........................................................           3,202             731
         Distribution expenses (Note 4) ............................................           1,253           1,074
         Other expenses ............................................................              27           4,570
                                                                                          ----------      ----------
                  TOTAL EXPENSES ...................................................         177,655         182,169
         Fees waived by the Adviser (Note 4) .......................................         (71,640)             --
                                                                                          ----------      ----------
                  NET EXPENSES .....................................................         106,015         182,169
                                                                                          ----------      ----------
NET INVESTMENT INCOME ..............................................................         961,353          53,663
                                                                                          ----------      ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
         Net realized gains (losses) from security transactions ....................         (69,933)      1,728,456
         Net change in unrealized appreciation/depreciation on investments .........        (530,133)      1,701,063
                                                                                          ----------      ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS ..........................        (600,066)      3,429,519
                                                                                          ----------      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .........................................      $  361,287      $3,483,182
                                                                                          ==========      ==========


See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended May 31, 1997 and November 30, 1996
                                                                    Short/Intermediate Term
                                                                        Fixed-Income Fund               Equity Fund

                                                                    Six Months          Year     Six Months          Year
                                                                         Ended         Ended          Ended         Ended
                                                                  May 31, 1997  November 30,   May 31, 1997  November 30,
                                                                   (Unaudited)          1996    (Unaudited)          1996
FROM OPERATIONS:
         Net investment income ................................   $   961,353    $ 1,925,771   $    53,663    $   105,845
         Net realized gains (losses) from security transactions       (69,933)       164,007     1,728,456      2,298,821
         Net change in unrealized appreciation/depreciation
                 on investments ...............................      (530,133)      (248,560)    1,701,063      2,561,218
                                                                  -----------    -----------    ----------    -----------
Net increase in net assets from operations ....................       361,287      1,841,218     3,483,182      4,965,884
                                                                  -----------    -----------    ----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
         From net investment income ...........................      (961,353)    (1,925,771)      (43,058)      (118,157)
         From net realized gains from security transactions ...          --             --      (2,298,821)    (1,134,441)
                                                                  -----------    -----------    ----------    -----------
Decrease in net assets from distributions to
         shareholders .........................................      (961,353)    (1,925,771)   (2,341,879)    (1,252,598)
                                                                  -----------    -----------    ----------    -----------
FROM CAPITAL SHARE TRANSACTIONS (Note 5):
         Proceeds from shares sold ............................     2,324,748      4,540,639     2,270,896      2,369,871
         Net asset value of shares issued in reinvestment of
                 distributions to shareholders ................       770,068      1,615,646     2,291,502      1,235,320
         Payments for shares redeemed .........................    (3,392,234)    (7,966,690)   (1,490,367)    (3,968,907)
                                                                  -----------    -----------    ----------    -----------
Net increase (decrease) in net assets
         from capital share transactions ......................      (297,418)    (1,810,405)    3,072,031       (363,716)
                                                                  -----------    -----------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS .........................      (897,484)    (1,894,958)     4,213,334     3,349,570
NET ASSETS:
         Beginning of period ..................................    33,376,551     35,271,509     27,540,122    24,190,552
                                                                  -----------    -----------    ----------    -----------
         End of period ........................................   $32,479,067    $33,376,551    $31,753,456   $27,540,122
                                                                  ===========    ===========    ===========   ===========
UNDISTRIBUTED NET INVESTMENT INCOME ...........................   $      --      $      --      $    23,299   $    12,694
                                                                  ===========    ===========    ===========   ===========

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS
                                                           Per Share Data for a Share Outstanding Throughout Each Period
                                                           Six
                                                        Months
                                                         Ended       Year       Year         Year        Year       Year
                                                       May 31,      Ended      Ended        Ended       Ended      Ended
                                                          1997   Nov. 30,   Nov. 30,     Nov. 30,    Nov. 30,   Nov. 30,
                                                   (Unaudited)       1996       1995         1994        1993       1992
Net asset value at beginning of period .............   $ 10.69    $ 10.73    $  9.94      $ 10.77     $ 10.49    $ 10.43
                                                       -------    -------    -------      -------     -------    -------
Income from investment operations:
         Net investment income .....................      0.31       0.62       0.64         0.59        0.64       0.69
         Net realized and unrealized
            gains (losses) on investments ..........     (0.19)     (0.04)      0.79        (0.79)       0.28       0.06
                                                       -------    -------    -------      -------     -------    -------
Total from investment operations ...................      0.12       0.58       1.43        (0.20)       0.92       0.75
                                                       -------    -------    -------      -------     -------    -------
Less distributions:
         Dividends from net investment income ......     (0.31)     (0.62)     (0.64)       (0.59)      (0.64)     (0.69)
         Distributions from net realized gains .....        --         --         --        (0.04)         --         --
                                                       -------    -------    -------      -------     -------    -------
Total distributions ................................     (0.31)     (0.62)     (0.64)       (0.63)      (0.64)     (0.69)
                                                       -------    -------    -------      -------     -------    -------
Net asset value at end of period ...................   $ 10.50    $ 10.69    $ 10.73      $  9.94     $ 10.77    $ 10.49
                                                       =======    =======    =======      =======     =======    =======
Total return .......................................     2.30%(B)    5.65%    14.84%       (1.98%)      9.00%      7.38%
                                                       =======    =======    =======      =======     =======    =======
Net assets at end of period (000's) ................   $32,479    $33,377    $35,272      $35,390     $43,272    $32,025
                                                       =======    =======    =======      =======     =======    =======
Ratio of expenses to average net assets(A) .........     0.65%(B)    0.65%     0.60%        0.50%       0.50%      0.50%

Ratio of net investment income to average net assets     5.89%(B)    5.90%     6.21%        5.67%       5.95%      6.50%

Portfolio turnover rate ............................       67%(B)      40%       39%          57%         29%        24%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.09%(B) for the six months ended May 31, 1997 and 1.09%, 1.09%, 1.06%, 1.11% and 1.30% for the years ended November 30, 1996, 1995, 1994, 1993 and 1992, respectively (Note 4).

(B) Annualized.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
FINANCIAL HIGHLIGHTS
                                                           Per Share Data for a Share Outstanding Throughout Each Period
                                                           Six
                                                        Months
                                                         Ended       Year       Year         Year        Year       Year
                                                       May 31,      Ended      Ended        Ended       Ended      Ended
                                                          1997   Nov. 30,   Nov. 30,     Nov. 30,    Nov. 30,   Nov. 30,
                                                   (Unaudited)       1996       1995         1994        1993       1992
Net asset value at beginning of period .............   $ 17.18    $ 14.91    $ 12.43      $ 12.70     $ 12.26    $ 10.85
                                                       -------    -------    -------      -------     -------    -------
Income from investment operations:
         Net investment income .....................      0.03       0.06       0.07         0.06        0.09       0.12
         Net realized and unrealized
                  gains on investments .............      1.85       2.97       3.02         0.11        0.76       1.40
                                                       -------    -------    -------      -------     -------    -------
Total from investment operations ...................      1.88       3.03       3.09         0.17        0.85       1.52
                                                       -------    -------    -------      -------     -------    -------
Less distributions:
         Dividends from net investment income ......     (0.02)     (0.07)     (0.06)       (0.06)      (0.10)     (0.11)
         Distributions from net realized gains .....     (1.43)     (0.69)     (0.55)       (0.38)      (0.31)       --
                                                       -------    -------    -------      -------     -------    -------
Total distributions ................................     (1.45)     (0.76)     (0.61)       (0.44)      (0.41)     (0.11)
                                                       -------    -------    -------      -------     -------    -------
Net asset value at end of period ...................   $ 17.61    $ 17.18    $ 14.91      $ 12.43     $ 12.70    $ 12.26
                                                       =======    =======    =======      =======     =======    =======
Total return .......................................    24.73%(C)   21.27%    26.08%        1.35%       6.83%     14.39%
                                                       =======    =======    =======      =======     =======    =======
Net assets at end of period (000's) ................   $31,753    $27,540    $24,191      $18,821     $19,150    $15,081
                                                       =======    =======    =======      =======     =======    =======
Ratio of expenses to average net assets(A) .........     1.28%(C)   1.30%      1.45%        1.50%       1.50%      1.50%

Ratio of net investment income to average net assets     0.38%(C)   0.42%      0.52%        0.51%       0.74%      1.05%

Portfolio turnover rate ............................       40%(C)     44%        42%          44%         45%        44%

Average commission rate per share(B) ...............   $0.0497    $0.0490        --           --          --         --

(A) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.58% and 1.78% for the years ended November 30, 1993 and 1992, respectively.
(B) Beginning with the year ended November 30, 1996, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(C) Annualized.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS
May 31, 1997 (Unaudited
        Par                                                                                                               Market
      Value   INVESTMENT SECURITIES                                            Rate               Maturity                 Value
              U.S. TREASURY OBLIGATIONS -- 21.8%
$ 1,000,000   U.S. Treasury Notes .............................                6.250%             5/31/00            $   996,875
  1,000,000   U.S. Treasury Notes .............................                6.625              7/31/01              1,005,000
  1,200,000   U.S. Treasury Notes .............................                5.750              8/15/03              1,150,500
  1,000,000   U.S. Treasury Notes .............................                7.250              5/15/04              1,035,313
  1,000,000   U.S. Treasury Notes .............................                7.500              2/15/05              1,050,625
  1,000,000   U.S. Treasury Notes .............................                6.500              8/15/05                989,375
    500,000   U.S. Treasury Notes .............................                6.875              5/15/06                506,250
    350,000   U.S. Treasury Notes .............................                7.000              7/15/06                357,219
-----------                                                                                                          -----------
$ 7,050,000   TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,194,021)                                                      $ 7,091,157
-----------                                                                                                          -----------
              U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
              SECURITIES -- 32.4%
$   157,696   Federal Home Loan Mortgage Corp. GOLD #M-14868 ..                7.500%             8/01/97            $   158,426
    254,217   Federal Home Loan Mortgage Corp. GOLD #N-90875 ..                7.500              2/01/99                257,458
      9,734   Government National Mortgage Assoc. #114468 .....                9.500              7/15/99                 10,015
    623,981   Federal Home Loan Mortgage Corp. GOLD #G-50274 ..                7.500              6/01/00                631,712
     13,373   Federal Home Loan Mortgage Corp. GNOME #200068 ..                8.000              3/01/02                 13,610
     47,267   Federal National Mortgage Assoc. DWARF #51935 ...                8.000              4/01/02                 48,232
  1,000,000   Federal National Mortgage Assoc. REMIC #93-52E ..                6.000              4/25/05                988,790
     60,280   Federal Home Loan Mortgage Corp. #140094 ........                7.500              5/01/05                 60,729
    500,000   Federal Home Loan Mortgage Corp. REMIC #1404-D ..                6.800              1/15/06                498,050
     82,658   Federal National Mortgage Assoc. DWARF #50480 ...                8.000              9/01/06                 84,780
    700,000   Federal National Mortgage Assoc. REMIC #92-24H ..                7.500              11/25/06               708,615
    686,255   Government National Mortgage Assoc. #362109 .....                9.000              9/15/08                720,197
  1,500,000   Federal Home Loan Mortgage Corp. REMIC #1523-PE .                6.000              10/15/15             1,482,375
  1,000,000   Federal National Mortgage Assoc. REMIC #93-20PE .                5.900              5/25/16                988,969
  1,000,000   Federal Home Loan Mortgage Corp. REMIC #1522-C ..                6.000              8/15/16                985,790
  1,000,000   Federal National Mortgage Assoc. REMIC #94-29PE .                6.000              5/25/18                981,330
     17,673   Government National Mortgage Assoc. #285639 .....                9.000              2/15/20                 18,805
  1,000,000   Federal Home Loan Mortgage Corp. REMIC #1699-C ..                6.200              2/15/24                988,240
    887,469   Federal National Mortgage Assoc. #250322 ........                7.500              7/01/25                885,854
-----------                                                                                                          -----------
$10,540,603   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
-----------     SECURITIES (Cost $10,521,892)..................                                                      $10,511,977
                                                                                                                     -----------
              OTHER MORTGAGE-BACKED SECURITIES -- 7.8%
$   545,415   Advanta Home Equity Loan Trust #92-1A ...........                7.875%             9/25/08            $   557,016
  1,000,000   CMC Securities Corp. III #94-B ..................                6.000              2/25/09                982,130
  1,000,000   Bear Stearns Mortgage Securities, Inc. #96-3-A2 .                7.240              6/25/27              1,002,900
-----------                                                                                                          -----------
$ 2,545,415   TOTAL OTHER MORTGAGE-BACKED SECURITIES
-----------
                (Cost $2,536,212)..............................                                                      $ 2,542,046
                                                                                                                     -----------
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND (continued)
        Par                                                                                                               Market
      Value   INVESTMENT SECURITIES                                            Rate               Maturity                 Value
              ASSET-BACKED SECURITIES -- 13.1%
$   173,255   Nissan Auto Receivables Trust #1994-A ...........                6.450%             9/15/99            $   173,885
  1,000,000   Circuit City Credit Card Trust #1994-2-A ........                8.000              11/15/99             1,032,712
  1,000,000   Banc One Credit Card Trust #1994-C-A ............                7.800              12/15/00             1,023,220
  1,000,000   J.C. Penney Credit Card Trust #B-A ..............                8.950              10/15/01             1,049,064
  1,000,000   First Bank Corporate Card Trust #1997-1-A .......                6.400              2/15/03                984,010
-----------                                                                                                          -----------
$ 4,173,255   TOTAL ASSET-BACKED SECURITIES (Cost $4,244,788) .                                                      $ 4,262,891
-----------                                                                                                          -----------
              CORPORATE BONDS -- 21.9%
$   100,000   Champion International Corp. ....................                9.800%             2/01/98            $   102,417
  1,000,000   Smith Barney ....................................                5.500              1/15/99                985,133
  1,000,000   Lehman Brothers, Inc. ...........................                6.125              2/01/01                970,270
  1,000,000   Ford Motor Credit Co. Medium Term Notes .........                5.900              2/23/01                968,150
  1,000,000   General Motors Acceptance Corp. - Global Bond ...                6.750              2/07/02                989,989
  1,000,000   Quebec Province .................................                8.800              4/15/03              1,083,080
  1,000,000   U.S. West Capital Funding, Inc. .................                7.300              1/15/07                986,381
  1,000,000   Bank One Corp. ..................................                7.600              5/01/07              1,014,932
-----------                                                                                                          -----------
$ 7,100,000   TOTAL CORPORATE BONDS (Cost $7,104,085) .........                                                      $ 7,100,352
-----------                                                                                                          -----------
$31,409,273   TOTAL INVESTMENTS AT VALUE-- 97.0%
-----------     (Cost $31,600,998) ............................                                                      $31,508,423
                                                                                                                     -----------
================================================================================================================================
       Face                                                                                                               Market
     Amount   REPURCHASE AGREEMENTS(1) -- 1.9%                                                                             Value
$   628,000   Fifth Third Bank, 5.07%, dated 5/30/97, due 6/02/97, repurchase proceeds $628,265                      $   628,000
-----------                                                                                                          -----------
$   628,000   TOTAL REPURCHASE AGREEMENTS .....................................................                      $   628,000
===========                                                                                                          -----------
              TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 98.9%.....................                      $32,136,423
              OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1%.....................................                          342,644
                                                                                                                     -----------
              NET ASSETS-- 100.0%..............................................................                      $32,479,067
                                                                                                                     ===========

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

DWARF - A 15 year mortgage pool issued by FNMA.
GNOME - A 15 year mortgage pool issued by FHLMC.
REMIC - Real Estate Mortgage Investment Conduit.
GOLD - A 30 year mortgage pool issued by FHLMC with a shorter coupon payment delay period.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
PORTFOLIO OF INVESTMENTS
May 31, 1997 (Unaudited)
                                                          Market
COMMON STOCK -- 93.0% ................       Shares        Value
CAPITAL GOODS -- 14.3%
AlliedSignal, Inc. ...................        8,000   $  614,000
Avery Dennison Corp. .................       16,000      602,000
The Boeing Co. .......................        4,000      421,000
General Electric Co. .................        5,600      338,100
Illinois Tool Works, Inc. ............        9,400      466,475
Molex, Inc. - Class A ................       29,765    1,078,981
Thermo Electron Corp.* ...............       29,500    1,017,750
                                                      ----------
                                                      $4,538,306
                                                      ----------
FINANCIALS -- 12.1%
American Express Co. .................       12,500   $  868,750
American International Group, Inc. ...        5,750      778,406
Chubb Corp. ..........................       11,900      725,900
Fannie Mae ...........................       22,700      990,288
J.P. Morgan & Company, Inc. ..........        4,500      483,750
                                                      ----------
                                                      $3,847,094
                                                      ----------
TECHNOLOGY -- 11.7%
Adobe Systems, Inc. ..................        6,500   $  290,063
Cabletron Systems, Inc.* .............       18,500      814,000
Computer Sciences Corp.* .............       10,000      773,750
Motorola, Inc. .......................        9,000      597,375
Sequent Computer Systems, Inc.* ......       40,000      675,000
VeriFone, Inc.* ......................       11,500      587,938
                                                      ----------
                                                      $3,738,126
                                                      ----------
CONSUMER STAPLES -- 10.9%
American Radio Systems Corp.* ........       13,000   $  484,250
Colgate-Palmolive Co. ................        8,200      508,400
The Walt Disney Co. ..................        4,000      327,500
Gillette Co. .........................        3,500      311,062
PepsiCo, Inc. ........................       20,800      764,400
Sysco Corp. ..........................       15,000      523,125
Tupperware Corp. .....................        8,500      308,125
Viacom, Inc. - Class B* ..............        8,000      237,500
                                                      ----------
                                                      $3,464,362
                                                      ----------
ENERGY -- 10.5%
Amoco Corp. ..........................        6,500   $  580,937
Exxon Corp. ..........................        6,000      355,500
The Louisiana Land and Exploration Co.       12,800      659,200
Mobil Corp. ..........................        5,000      699,375
Noble Affiliates, Inc. ...............        8,300      349,638
Royal Dutch Petroleum Co. ............        3,500      683,375
                                                      ----------
                                                      $3,328,025
                                                      ----------
EQUITY FUND  (continued)
                                                          Market
COMMON STOCK -- 93.0% ..................     Shares        Value
HEALTH CARE -- 10.1%
Abbott Laboratories ....................     15,000   $  945,000
Merck & Co., Inc. ......................      5,000      449,375
Schering-Plough Corp. ..................     10,000      907,500
SmithKline Beecham PLC - ADR ...........     10,200      892,500
                                                      ----------
                                                      $3,194,375
                                                      ----------
BASIC MATERIALS -- 7.0%
Ecolab, Inc. ...........................     18,100   $  753,413
International Flavors & Fragrances, Inc.     11,000      488,125
Sonoco Products Co. ....................     18,500      538,812
Willamette Industries, Inc. ............      6,000      447,000
                                                      ----------
                                                      $2,227,350
                                                      ----------
COMMUNICATION SERVICES -- 7.0%
AirTouch Communications, Inc.* .........     33,400   $  931,025
AT&T Corp. .............................     16,200      597,375
BellSouth Corp. ........................      6,600      299,475
GTE Corp. ..............................      9,000      397,125
                                                      ----------
                                                      $2,225,000
                                                      ----------
UTILITIES -- 4.8%
Enron Corp. ............................     13,000   $  529,750
Montana Power Co. ......................     16,000      364,000
PanEnergy Corp. ........................     13,300      621,775
                                                      ----------
                                                      $1,515,525
                                                      ----------
CONSUMER CYCLICALS -- 2.4%
AutoZone, Inc.* ........................     20,700   $  483,862
Nike, Inc. - Class B ...................      5,100      290,700
                                                      ----------
                                                      $  774,562
                                                      ----------
TRANSPORTAITON -- 2.2%
Landstar System, Inc.* .................     25,500   $  685,313
                                                      ----------
TOTAL COMMON STOCK (Cost $20,337,676) ..             $29,538,038
                                                     -----------
================================================================
                                               Face       Market
REPURCHASE AGREEMENTS(1) -- 4.9%             Amount        Value
Fifth Third Bank, 5.07%, dated 5/30/97,
  due 6/02/97, repurchase proceeds
  $1,559,659............................ $1,559,000  $ 1,559,000
                                         ----------  -----------
TOTAL REPURCHASE AGREEMENTS............. $1,559,000  $ 1,559,000
                                         ==========  -----------
TOTAL INVESTMENTS AND REPURCHASE
  AGREEMENTS AT VALUE--97.9%............             $31,097,038
OTHER ASSETS IN EXCESS OF
  LIABILITIES--2.1%.....................                 656,418
                                                     -----------
NET ASSETS-- 100.0%.....................             $31,753,456
                                                     ===========

* Non-income producing securities.

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
May 31, 1997 (Unaudited)
1. Organization
Brundage, Story and Rose Investment Trust (the Trust) was organized as an Ohio business trust on October 1, 1990. The Trust offers two series of shares to investors: the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund (collectively, the Funds). The Trust commenced operations on December 3, 1990, when Brundage, Story and Rose, LLC (the Adviser) purchased the initial 5,000 shares of each Fund at $10 per share. The public offering of shares commenced on January 2, 1991.

The Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (the Bond Fund) seeks to provide a higher and more stable level of income than a money market fund with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities. The Bond Fund invests primarily in short and intermediate-term fixed-income securities.

The Brundage, Story and Rose Equity Fund (the Equity Fund) seeks to provide protection and enhancement of capital, current income and growth of income. The Equity Fund invests primarily in common stocks and securities convertible into common stock.

2. Significant Accounting Policies
The following is a summary of the Trust's significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities listed on stock exchanges and securities traded in the over-the-counter market are valued at the last sale price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. U.S. Government and agency obligations, asset-backed securities and corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued at an estimated fair value obtained from an independent pricing service based upon such factors as maturity, coupon, issuer and type of security. If market quotations are not readily available, securities will be valued at fair value as determined in good faith by the Adviser consistent with procedures established by the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. Each Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including the Funds' custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are accreted/amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income for the Bond Fund are declared daily and paid monthly. Dividends arising from net investment income for the Equity Fund are declared and paid quarterly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis -- The Bond Fund frequently trades portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in mortgage-backed and asset-backed securities transactions. Securities purchased on a TBA basis are recorded on the trade date, however, they are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of May 31, 1997:

                                                    Bond        Equity
                                                    Fund          Fund
Gross unrealized appreciation ............   $   169,455   $ 9,521,305
Gross unrealized depreciation ............      (262,030)     (320,943)
                                             -----------   -----------
Net unrealized appreciation (depreciation)   $   (92,575)  $ 9,200,362
                                             ===========   ===========
Federal income tax cost ..................   $31,600,998   $20,337,676
                                             ===========   ===========

As of November 30, 1996, the Bond Fund had a capital loss carryforward of $349,216 for federal income tax purposes, which expires on November 30, 2002. This capital loss carryforward may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

3. Investment Transactions
Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $10,622,613 and $10,962,401, respectively, for the Bond Fund and $5,536,896 and $5,968,062, respectively, for the Equity Fund during the six months ended May 31, 1997.

4. Transactions with Affiliates
Certain Trustees and officers of the Trust are principals of the Adviser. Certain officers of the Trust are officers of Countrywide Fund Services, Inc.
(CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, and of Countrywide Investments, Inc., the exclusive underwriter of the Funds' shares.

As of May 31, 1997, the Adviser, principals of the Adviser and certain employee benefit plans of the Adviser collectively owned 17% and 33% of the shares of beneficial interest outstanding of the Bond Fund and the Equity Fund, respectively.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Bond Fund and the Equity Fund each pay the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% and 0.65%, respectively, of average daily net assets.

In order to reduce the operating expenses of the Bond Fund, the Adviser voluntarily waived $71,640 of its investment advisory fees during the six months ended May 31, 1997.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of the Administrative Services Agreement with the Trust, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee based on each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Trust has a plan of distribution (the Plan) under which each Fund may incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

5. Capital Share Transactions
Proceeds and payments on capital shares sold and redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods ended May 31, 1997 and November 30, 1996:

                                                       Bond Fund                 Equity Fund

                                               Six Months          Year    Six Months          Year
                                                    Ended         Ended         Ended         Ended
                                             May 31, 1997  November 30,  May 31, 1997  November 30,
                                              (Unaudited)          1996   (Unaudited)          1996
Shares sold .................................     220,852       430,192       141,543       157,706
Shares issued in reinvestment
         of distributions to shareholders ...      73,244       152,952       151,085        85,211
Shares redeemed .............................    (323,028)     (748,745)      (92,587)     (262,040)
                                                ---------     ---------     ---------     ---------
Net increase (decrease) in shares outstanding     (28,932)     (165,601)      200,041       (19,123)
Shares outstanding, beginning of period .....   3,122,514     3,288,115     1,602,870     1,621,993
                                                ---------     ---------     ---------     ---------
Shares outstanding, end of period ...........   3,093,582     3,122,514     1,802,911     1,602,870
                                                =========     =========     =========     =========